KING POWER INTERNATIONAL GROUP CO., LTD.
    27TH FLOOR, SIAM TOWER, 989 RAMA I ROAD, PATUMWAN, BANGKOK 10330 THAILAND

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Vichai Raksriaksorn and Viratana Suntaranond, and each of them as proxies with power of substitution to vote all shares of King Power International Group Co., Ltd. (the "Company") which the undersigned is entitled to vote at an Annual Meeting of Stockholders on May 29, 1998, to be held in the conference room on the 27th floor at the Company's offices in Siam Tower, at 989 Rama I Road, Patumwan, Bangkok, Thailand beginning at 10:00 a.m., or at any adjournment thereof, with all the powers the undersigned would have if personally present as specified, respecting the following matters described in the accompanying Proxy Statement and, in their discretion, on other matters which come before the meeting.

     1. To elect seven (7) directors to hold office until the next annual election of directors by stockholders or until their respective successors have been duly elected and qualified.

            A.  [  ]  FOR the nominees listed below
            B.  [  ]  WITHHOLD AUTHORITY to vote for all nominees listed below
            C.  [  ]  FOR ALL NOMINEES EXCEPT:

     Instructions: To withhold authority to vote for any individual(s), choose C and write in the name of the nominee(s) on this line
                                                    ---------------------------.
Nominees: Vichai Raksriaksorn, Viratana Suntaranond, Aimon Boonkhundha, Antares Cheng, Benjamin B. Fattedad, Suwan Panyapas, Dharmnoon Prachuabmoh.

     2. To ratify the appointment of BDO Binder (Thailand) Ltd. as independent auditors to examine the accounts of the Company for the fiscal year ending December 31, 1998.

            FOR  [  ]     AGAINST  [  ]    ABSTAIN  [  ]

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     This proxy will be voted in accordance with the stockholder's specifications. Unless directed to the contrary, this proxy will be voted FOR Items 1 and 2. A majority (or if only one, then that one) of the proxies or substitutes acting at the meeting may exercise the powers conferred herein. Receipt of accompanying Notice of Meeting and Proxy Statement is hereby acknowledged.


                                                   -----------------------------
                                                   (Signature)

Date: April ____, 1998                             -----------------------------

                                                   -----------------------------
                                                   (Please print your name)

(Please sign name as fully and exactly as it appears. When signing in a fiduciary or representative capacity, please give full title as such. When more than one owner, each owner should sign. Proxies executed by a corporation should be signed in full corporate name by duly authorized officer.)
PLEASE MARK, SIGN, DATE AND MAIL TO THE COMPANY IN THE ENVELOPE PROVIDED.

                    King Power International Group Co., Ltd.
                             27th Floor, Siam Tower
                            989 Rama I Road, Patumwan
                             Bangkok 10330 Thailand

                            NOTICE OF ANNUAL MEETING
                                 OF STOCKHOLDERS


     The Annual Meeting of Stockholders of King Power International Group Co., Ltd. (the "Company") will be held in the conference room on the 27th Floor at the Company's offices in Siam Tower, at 989 Rama I Road, Patumwan, Bangkok, Thailand on May 29, 1998 beginning at 10:00 a.m., local time, for the following purposes:

     1. To elect seven (7) directors to hold office until the next annual election of directors by stockholders or until their respective successors have been duly elected and qualified;

     2. To ratify the appointment of independent auditors to examine the accounts of the Company for the fiscal year ending December 31, 1998; and

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on April 2 ,1998 are entitled to notice of and to vote at this Annual Meeting of Stockholders or any adjournment thereof. The stock transfer books of the Company will remain open.

     We hope that you may be able to attend the Annual Meeting in person, but in any event you are urged to mark, date, sign and return your proxy in the enclosed self-addressed envelope as soon as possible so that your shares may be voted in accordance with your wishes. Any proxy given by a stockholder may be revoked by that stockholder at any time prior to the voting of the proxy.


                                        By Order of the Board of Directors,


                                        Viratana Suntaranond, Secretary

Bangkok, Thailand
April___, 1998


     A RETURN OF A BLANK EXECUTED PROXY WILL BE DEEMED A VOTE IN FAVOR OF THE PROPOSALS DESCRIBED HEREIN. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY.

                    King Power International Group Co., Ltd.
                             27th Floor, Siam Tower
                            989 Rama I Road, Patumwan
                             Bangkok 10330 Thailand


                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                             To Be Held May 29, 1998

     This proxy statement and the accompanying form of proxy are being furnished to the stockholders of King Power International Group Co., Ltd. (herein the "Company") on or about April __, 1998 in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 29, 1998 beginning at 10:00 a.m., local time, in the conference room on the 27th Floor at the Company's offices in Siam Tower, at 989 Rama I Road, Patumwan, Bangkok, Thailand, and at any adjournment thereof.

     The matters to be considered and acted upon at the Annual Meeting are described in the foregoing notice of the Annual Meeting and in this Proxy Statement. This Proxy Statement and the related form of proxy are being mailed on or about April _____, 1998 to all stockholders of record on April 2, 1998. Shares of the Company's common stock, par value $.001 (the "Common Stock"), represented by proxies will be voted as described in this Proxy Statement or as otherwise specified by a stockholder. As to the election of directors, a stockholder may, by checking the appropriate box on the proxy: (i) vote for all director nominees as a group; (ii) withhold authority to vote for all director nominees as a group; or (iii) vote for all director nominees as a group except those nominees identified by the stockholder in the appropriate area. See
"Proposal One: Election of Directors" below. With respect to the other proposals, a stockholder may, by checking the appropriate box on the proxy: (i) vote "FOR" the proposal; (ii) vote "AGAINST" the proposal; or (iii) "ABSTAIN" from voting on the proposal.

     THE PRINCIPAL STOCKHOLDERS, DIRECTORS AND OFFICERS OF THE COMPANY BENEFICIALLY OWN APPROXIMATELY 61 % OF THE ISSUED AND OUTSTANDING COMMON STOCK AND HAVE ADVISED THE COMPANY OF THEIR INTENTION TO VOTE SUCH SHARES IN FAVOR OF PROPOSALS ONE AND TWO.

     Any stockholder who executes and delivers a proxy may revoke it at any time prior to its use by (i) giving written notice of revocation to the Secretary of the Company; (ii) executing and delivering a proxy bearing a later date; or
(iii) appearing at the Annual Meeting and voting in person.

     The Company will bear the expense of preparing, printing, and mailing the proxy solicitation material and the form of proxy. Brokerage houses, nominees, custodians and fiduciaries will be requested to forward material to beneficial owners of stock held of record by them and the Company will reimburse such persons for their reasonable expenses in doing so. In addition, directors, officers and employees of the Company and its subsidiaries may solicit proxies by telephone, telefax, telegram or in person.

     If the proxy in the accompanying form is properly executed and not revoked, the shares represented by the proxy will be voted in accordance with the instructions thereon. If no instructions are given regarding the matters to be acted upon, the shares represented by the proxy will be voted: (i) for the election of directors nominated herein; (ii) for the ratification of the appointment of the independent auditors named herein; and (iii) in the discretion of the proxyholders on any business as may properly come before the meeting or any adjournment thereof.

     A RETURN OF A BLANK EXECUTED PROXY WILL BE DEEMED A VOTE IN FAVOR OF THE PROPOSALS DESCRIBED HEREIN.



                                  VOTING RIGHTS

     Only holders of record of outstanding shares of Common Stock of the Company at the close of business on April 2, 1998 are entitled to one vote for each share held on all matters coming before the Annual Meeting. There were 20,250,000 shares of Common Stock outstanding and entitled to vote on April 2, 1998.


                                METHOD OF VOTING

     To be elected, each director must receive the affirmative vote of the holders of a plurality of the issued and outstanding shares of Common Stock represented in person or by proxy at the Annual Meeting. Approval of Proposal Two will require the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote and represented at the Annual Meeting in person or by proxy. Abstentions will have the effect of a vote against a proposal. Non-votes (as defined below) will have no effect on the voting regarding any of the proposals. A "non-vote" occurs when a nominee holding shares for a beneficial owner has voted on certain matters at the Annual Meeting pursuant to discretionary authority or instructions from the beneficial owner but may not have received instructions or exercised discretionary voting power with respect to other matters.



SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information as of March 15, 1998 with regard to the beneficial ownership of the Common Stock by (i) each person known to the Company to be the beneficial owner of 5% or more of its outstanding Common Stock, (ii) by the officers, directors and key employees of the Company individually and (iii) by the officers and directors as a group.

     Name                     Number of Shares Beneficially Owned       Percent


Vichai Raksriaksorn                5,248,000 (1)                         25.92%
Viratana Suntaranond               3,000,000 (2)                         14.81%
Aimon Boonkhundha                  3,000,000 (3)                         14.81%
Antares Cheng                        100,000                               *
Benjamin B. Fattedad                  90,000                               *
Suwan Panyapas                         -0-                                 *
Dharmnoon Prachuabmoh                  -0-                                 *
Niphon Raksriaksorn                1,037,883 (4)                          5.13%
TOTAL:   8  persons               12,475,883 (1)(2)(3)(4)                61.61%

* less than 1 %

(1) This excludes 3,000,000 shares owned by his wife, Aimon Boonkhundha, as her separate property. Mr. Raksriaksorn disclaims all beneficial interest in those shares, as well as any right to vote or control the disposition of those shares.
(2) This excludes 1,000,000 shares owned by his wife, Umaratana Suntaranond, as her separate property, as well as

150,000 shares in the aggregate owned by his three children. Mr. Suntaranond disclaims all beneficial interest in those shares, as well as any right to vote or control the disposition of those shares. (3) This excludes 5,248,000 shares owned by her husband, Vichai Raksriaksorn, as his separate property, as well as 5,000 shares owned by her mother, Auemporn Boonkhant. Ms. Boonkhundha disclaims all beneficial interest in those shares, as well as the right to vote or control the disposition of those shares. (4) This excludes 5,248,000 shares owned by his uncle, Vichai Raksriaksorn. Mr. Raksriaksorn disclaims all beneficial interest in those shares, as well as the right to vote or control the disposition of those shares.



                       PROPOSAL ONE: ELECTION OF DIRECTORS

     The Board of  Directors  of the Company has  nominated  seven (7)  persons:
Vichai Raksriaksorn, Viratana Suntaranond, Aimon Boonkhundha, Antares Cheng, Benjamin B. Fattedad, Suwan Panyapas, and Dharmnoon Prachuabmoh for election to the Board of Directors, each to serve for a term of one year until the next Annual Meeting of Stockholders or until his successor is elected and qualified. Each of the nominees is currently serving as a director and has consented to his nomination and, so far as the Company is aware, will serve as a director if elected. For information regarding the background and business experience of each, see "DIRECTORS AND EXECUTIVE OFFICERS" below. The shares represented by proxies will be voted as specified by each stockholder. If a stockholder does not specify his or her choice, the shares will be voted in favor of the election of the nominees listed except that, in the event any nominee should not continue to be available for election, such proxies will be voted for the election of such other person as the Board of Directors may recommend.

     The Board of Directors unanimously recommends that the stockholders of the Company vote FOR all of the nominees for director.


                        DIRECTORS AND EXECUTIVE OFFICERS

     The following sets forth certain information regarding the background and business experience of the Company's Board of Directors and the Company's executive officers:

         Name                  Age                   Position
         ----                  ---                   --------

Vichai Raksriaksorn            40      Group Chairman, Chief Executive Officer
                                           and Director
Viratana Suntaranond           57      Group Executive Director, Chief Financial
                                           Officer, Secretary and Director

Antares Cheng                  41      Group Managing Director and Director

Aimon Boonkhundha              41      Deputy Group Managing Director & Director

Benjamin B. Fattedad           55      Group Director of Development &  Director

Suwan Panyapas                 54      Director

Dharmnoon Prachuabmoh          64      Director

Vichai Raksriaksorn
-------------------
1997-Present        Group Chairman, Chief Executive Officer and Director of King
                    Power International Group Co., Ltd.
                    Managing Director of King Power Duty Free Co., Ltd.
                    Chairman of King Power Development Co., Ltd.
                    Thai National Dressage Team Manager
                    Privilege Committee of Thailand Equestrian Federation
1995-Present        Chairman of King Power Duty Free (Macau) Co., Ltd.
                    Chairman of King Power Duty Free (C.B.O.) Limited, Hong Kong
1994-Present        Managing Director of Top (China) Group Co., Ltd.
                    Chairman of King Power International Co., Ltd.
                    Managing Director of Forty Seven Co., Ltd.
                    Chairman of Beijing Great Wall (Top) Tourist Services Co.,
                    Ltd. Chairman of V&A Holdings Co., Ltd.
                    Chairman of Hong Kong Kai Tak International Airport Duty
                    Free  Shop Co., Ltd.
1993-Present        Chairman of King Power Tax Free Co., Ltd.
                    Chairman of Capitalux Co., Ltd.
1992-Present        Chairman of Lengle (Thailand) Co., Ltd.
1991-Present        Chairman of TAT (Phnompenh) Duty Free Co., Ltd.
1989-Present        Managing Director of Downtown D.F.S. (Thailand) Co., Ltd.
1989-1991           Managing Director of Europa Prince Downtown Shop, Hong Kong
1989-1990           General Manager/ Duty Free Division of Tourism Authority of
                    Thailand
1984-Present        Managing Director of Thai Nishigawa International Co., Ltd.
1980-Present        Managing Director of Sriaksorn (1980) Co., Ltd.


Viratana Suntaranond
--------------------
1997-Present        Group Executive Director, Chief Financial Officer, Secretary
                    and Director of King Power International Group Co., Ltd.
                    Executive Director and Managing Director of King Power Duty
                    Free Co., Ltd.
1994-Present        Director of Big Hand Co., Ltd.
1993-Present        Managing Director of King Power Tax Free Co., Ltd.
1992-Present        President of U.M.P. Commercial Co., Ltd.
1989-1990           Managing Director of Airport Duty Free Co., Ltd., Bangkok,
                    Chieng Mai, Phuket, Hat Yai International Airport
1987-1990           Managing Director of D&TFS Co., Ltd. (Bangkok International
                    Airport General Merchandise & Gifts)
                    Managing Director of Ratana Phan Co., Ltd. (Bangkok
                    International & Domestic Airport Car Park Business)
1985-Present        President of Niji (Thailand) Co., Ltd. (manufacturer of
                    writing instruments)
1984-Present        Managing Director of Thai-Tai International Trading Co., Ltd
1984-1986           Owner & Director of Ratana Pat Company (Bangkok
                    International Airport Merchandise & Gifts)

1973-1983           Owner & Director of P.C. Thai Silk Shop and V.R. Shop
                   (Bangkok International & Domestic Airport General Merchandise
                    & Gifts)
1972-1968           Brand Manager (Marketing) of Kimberly-Clark and A. Wander
                    Product, Diethelm Co., Ltd.


Antares Cheng
-------------
1997-Present        Group Managing Director and Director of King Power
                    International Group Co., Ltd.
1995-Present        Managing Director of Hong Kong Kai Tak International Airport
                    Duty Free Shop Co., Ltd.
                    General Manager of King Power Duty Free (Macau) Co., Ltd.
1994-Present        Director of China Ferry Terminal GM Shop
1993-Present        Managing Director of Top Group (Thailand) Co., Ltd.
1992-Present        Managing Director of King Power Group
                    Deputy Managing Director of Downtown DFS (Thailand) Co., Ltd
1990-Present        Director of TAT Phnom Penh Duty Free Co., Ltd., Cambodia
                    Shareholder, Director and General Manager of Europa Prince
                    Department Store
1989-Present        Managing Director of  Railway Duty Free, Hong Kong
1989-1990           Director of  Europa Prince Department Store, Hong Kong
1987-1988           Deputy General Manager in the Hong Kong Airport Duty Free
                    Shop.
1986-Present        Managing Director of Group Central Buying Office.
1979-1989           Overall in charge of China Duty Free Shops.
1978-1982           Manager in charge of a Tourist Department Store in
                    Merchandising Department.
1976-1978           Manager of an International Professional Firm of Accountants


Aimon Boonkhundha
-----------------
1997-Present        Deputy Group Managing  Director and Director of King Power
                    International Group Co., Ltd.
1996-Present        Executive Director of King Power Duty Free Co., Ltd.
1994-Present        Executive Director of Beijing Great Wall (Top Tourist
                    Service Co., Ltd.)
1993-Present        Director of King Power Tax Free Co., Ltd.
                    Executive Director of TAT Phnom Penh Co., Ltd.
1989-1990           Managing Director of Tourism Authority of Thailand (TAT)
                    Duty Free Co., Ltd.
1989-Present        Managing Director of Thai Nishigawa International Co., Ltd.
1983-1989           Director of Thai Nishikawa International Co., Ltd.

Suwan Panyapas
--------------
1997-Present        Director of King Power International Group Co., Ltd.
1991-Present        Advisor to TAT Duty Free Co., Ltd.
1989-Present        Advisor & Shareholder of Downtown DFS (Thailand) Co., Ltd.
1989-1991           Managing Director of TAT Duty Free Co., Ltd.
1988-1989           General Manager of TAT Duty Free Co., Ltd.
1986                Senior Chief Judge of Thonburi Civil Court.
                    Acting in the position of Court of Appeal Judge.
                    Assistant to Court of Appeal Judge.
1983                Secretary to Court of Appeal.
1981                Chief Judge of Udon Thanee District Court.
1980                Acting in the position of Civil Court Judge.
1978                Chief Judge attached to the Ministry of Justice.
                    Acting in the position of Chief Judge of Pathumthanee Court.
                    Acting in the position of  Secretary to Supreme Court Judge.
                    Acting in the position of Juvenile Court Judge.
1976                Provincial Judge of Pathumthanee Court.
1972                Provincial Judge of Ubon Rachathanee Court.
Special Positions held include:
o                   Member of Committee Training Successful Candidates appointed to Juvenile Court.
o                   Member of Sub-Committee on the Development of Judicial and
                    Ministerial System.
o                   Member of Committee/Secretary on Selection Test for Judicial
                    Officer for a position of Judge Trainee in 1983-1984.
o                   Committee Member for organizing events on legal matters,
                    Public Relations Division and Ministry of Justice.


Dharmnoon Prachuabmoh
---------------------
1997-Present        Director of King Power International Group Co., Ltd.
                    Life Member, Pacific Asia Travel Association (PATA)
1995-1996           Member of Thai Parliament, House of Representatives
                    Advisor to Deputy Minister, Ministry of Communications an
                    Transport  Vice Chairman, Tourism Committee
1988-1995           President of Thailand Incentive and Convention Association
                    (TICA)
1988-1989           President of Pacific Asia Travel Association
1987-1988           Member of National Legislative Council
                    President of East Asia Travel Association
                    Vice President of Pacific Asia Travel Association
                    Secretary of Ad hoc Committee on Tourism and Sports
1986-1994           Governor of the Tourism Authority of Thailand (TAT)
1986-1991           Senator of Thai National Assembly
                    Secretary of Ad hoc Committee on Tourism Promotion of the Senate Member of the Committee on Education and Culture

1986-1988           Board of Directors of Pacific Asia Travel Association
1985-1986           Chairman of International Congress and Convention
                    Association (ICCA-Thailand National Committee)
1983-1985           Chairman of International Congress and Convention
                    Association (ICCA- Asia Pacific Chapter)
1979-1986           Deputy Governor, Tourism Authority of Thailand (TAT)
1974-1976           Deputy Director General, Tourism  Organization of Thailand
                    (TOT)


Benjamin  B. Fattedad
---------------------
1997-Present        Group Director of Development and Director  of King Power
                    International Group Co., Ltd.
                    Director of Hong Kong Kai Tak International Airport Duty
                    Free Shop Co., Ltd. Director of King Power Alpha Limited
1995-1997           Advisor ofHong Kong Kai Tak International Airport Duty Free
                    Shop Co., Ltd.
1993-Present        Advisor of Top (China) Group Co., Ltd.
1990-Present        Director of Grosse Hong Kong Ltd.
1989-1990           Shareholder of Europa Prince Department Store, Hong Kong
1989-1995           Consultant of TAT Duty Free Co., Ltd., Thailand
                    Managing Director of Deveg Ltd.
1980-1994           Consultant of  Singapore Crocodilarium & Tourist oriented
                    department Store, Singapore
1972-1994           Consultant of Kaiyo Reptile Pte, Ltd., Singapore
1967-1989           Director of  Deveg Ltd.
1962-Present        Director, Reliance Trading Co., Ltd.


All directors of the Company hold office until the next annual meeting of stockholders or until their successors have been elected and qualified. Vichai Raksriaksorn and Aimon Boonkhundha are husband and wife. None of the other directors or executive officers are related. Executive officers are elected by the Company's Board of Directors to hold office until their respective successors are elected and qualified.

The Company's bylaws provide that directors may be paid their expenses, if any. Directors are not paid an annual retainer and are not paid to attend meetings of the Board of Directors or of its committees. The Board of Directors held six meetings during 1997. All directors attended 100% of the Board meetings held in 1997.

Committees of the Board of Directors

The Board of Directors has two committees: the Audit Committee and the Compensation Committee. The Audit Committee is composed of Vichai Raksriaksorn, Chairman, Suwan Panyapas and Dharmnoon Prachuabmob. The Audit Committee is responsible for recommending the appointment of the Company's independent auditors, with whom the Audit Committee reviews the scope of ausit and non-audit assignments and related fees, azccounting principals used by the Compnay in financial reporting, internal auditing procedures and the adequacy of the Company's internal control procedures. The Compensation Committee is composed of Vichai Raksriaksorn, Chairman, Viratana Suntaranond and Antares Cheng. The Compensation Committee is responsible for reviewing and making recommendations to the Board of Directors concernign all forms of compensation paid to the Company's executive officers. During the 1997 fiscal year there was one meeting of the Audit Commitee, which was attended by all of its members, but no meetings of the Compensation Committee.


                             EXECUTIVE COMPENSATION


     The following table sets forth the cash and non-cash compensation paid by the Company and/or its principal subsidiaries (or predecessor companies) to the four officers who were most highly compensated in the fiscal years ended December 31, 1997, 1996 and 1995. None of the Company's other executive officers and directors received cash and/or non-cash compensation in excess of $100,000 for these fiscal years. All amounts are US dollars.


Summary Compensation Table

      (a)                     Annual Compensation                   Long Term Compensation
    Name and
   Principal                                                     Awards                      Payouts   (i)
    Position

                    (b)        (c)          (d)           (e)            (f)         (g)         (h)
                   Year       Salary       Bonus      Other Annual    Restricted   Option/      LTIP       All Other
                                                      Compensation      Stock      SARs(#)     Payouts  Compensation
                                                                        Awards

Vichai             1997         480,000      -           6,800            -           -           -            -
Raksriaksorn       1996         220,000      -             -              -           -           -            -
Group              1995         220,000      -             -              -           -           -            -
Chairman &
CEO


Viratana           1997         250,000      -           6,800            -           -           -            -
Suntaranond        1996         120,000      -             -              -           -           -            -
Executive          1995         120,000      -             -              -           -           -            -
Director &
CFO


Antares Cheng      1997         200,000      -           6,800            -           -           -            -
Group              1996         100,000      -             -              -           -           -            -
Managing           1995         100,000      -             -              -           -           -            -
Director


Aimon              1997         140,000      -           6,800            -           -           -            -
Boonkhundha        1996               -      -             -              -           -           -            -
Deputy Group       1995               -      -             -              -           -           -            -
Managing
Director


The Company has no employment agreements with any of its excecutive officers or directors.

In addition to the table above, the applicable SEC rules provide for an Options Granted Table, Options Exercised and Fiscal Year-End Option Values Table, Long-Term Incentive Plan Awards Table and a Pension Plan Table. These tables do not appear in this proxy statement because the Company did not during fiscal year 1997 maintain any option plan, any long-term incentive plan, nor any defined benefit or actuarial pension plan.


                           OTHER FEES AND COMPENSATION

Each director was paid the sum of $6,800 in 1997 for attending meetings of the Board of Directors.



PROPOSAL TWO:  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors of the Company has appointed the accounting firm of BDO Binder (Thailand) Ltd. as independent auditors of the Company for its fiscal year ending December 31, 1998, and is submitting such selection to the Company's stockholders for their ratification. The Board of Directors recommends that such appointment be ratified by the stockholders. If the foregoing proposal is not approved, or if BDO Binder (Thailand) Ltd. declines to act or otherwise becomes incapable of performing, or if its appointment is otherwise discontinued, the Board of Directors will appoint another firm of independent accountants whose appointment for any period subsequent to fiscal year 1998 will be subject to approval by the stockholders at the 1999 Annual Meeting of Stockholders. Representatives of BDO Binder (Thailand) Ltd. are expected to be present at the annual meeting and such representatives will have an opportunity to make a statement if they so desire. The representatives will also be expected to be available to answer appropriate questions.


     The Board of Directors unanimously recommends a vote FOR this proposal.



                                 OTHER BUSINESS

The management of the Company knows of no matters other than those stated above which are to be brought before the meeting. However, if any such other matters should be presented for consideration and voting, it is the intention of the persons named in the proxy to vote thereon in accordance with their judgment.




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             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


     Section 16(a) of the Securities Exchange Act of 1934 and the disclosure requirements of Item 405 of Regulation S-K require the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on the review of the copies of such forms furnished to the Company, or written representations that no Form 5s were required, the Company believes that durng fiscal year 1997 all Section 16(a) filing requirements applicable to its greater than 10% beneficial owners, directors and officers were complied with except that Form 3s with regard to the initial reports of ownership by the following persons: Vichai Raksriaksorn, Viratana Suntaranond, Aimon Boonkhundha, Antares Cheng, Benjamin B. Fattedad, Suwan Panyapas, and Dharmnoon Prachuabmoh were not filed until March 19, 1998.






                                  ANNUAL REPORT


The Annual Report for the Company's fiscal year ended December 31, 1997, including financial statements, is being furnished with this Proxy Statement to stockholders of record as of April 2, 1998 and is incorporated herein by reference.








                              STOCKHOLDER PROPOSALS

Any stockholder who intends to present a proposal for consideration at the Company's next Annual Meeting of Stockholders and wishes to have the proposal included in the Company's Proxy Statement for that meeting must submit the proposal to the Secretary of the Company no later than February 1, 1999. All such proposals should be in compliance with applicable Securities and Exchange Commission regulations.

                       By Order of the Board of Directors,


                         Viratana Suntaranond, Secretary

                                 April __, 1998
























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